================================================================================
                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                       MassMutual Participation Investors
                       ----------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:
       -------------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       -------------------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:
       -------------------------------------------------------------------------
       5)  Total fee paid:
       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
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
                       MASSMUTUAL PARTICIPATION INVESTORS
                        Springfield, Massachusetts 01115


                                     [LOGO]


                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

                                      TIME
                             Friday, April 21, 2006
                                  at 1:00 p.m.

                                     PLACE
                                    Oak Room
                              Massachusetts Mutual
                             Life Insurance Company
                               1295 State Street
                        Springfield, Massachusetts 01111


--------------------------------------------------------------------------------
           Please date, fill in and sign the enclosed proxy card and
             mail it in the enclosed return envelope which requires
                   no postage if mailed in the United States.
--------------------------------------------------------------------------------

                       MASSMUTUAL PARTICIPATION INVESTORS
                           Springfield, Massachusetts

Dear Shareholder:

     The 2006 Annual Meeting of Shareholders of MassMutual Participation Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 1:00 p.m., Eastern Time, on Friday, April 21, 2006. A Notice and a Proxy Statement regarding the meeting, a proxy card for your vote at the meeting, and a postage prepaid envelope in which to return your proxy card are enclosed.

     BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD YOU CAN HELP THE TRUST AVOID THE EXPENSE OF SENDING FOLLOW-UP LETTERS TO OBTAIN THE ATTENDANCE OF A MAJORITY OF THE OUTSTANDING SHARES. You are earnestly requested to sign and return the proxy card in order that the necessary quorum may be represented at the meeting. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.

     At the meeting, shareholders will be asked to elect two Trustees. The Board of Trustees and the Nominating Committee of the Board of Trustees recommend that shareholders elect the nominated Trustees.

     I look forward to your attendance at this meeting because it will provide us with an opportunity to inform you about the progress of the Trust.

                                   Sincerely,


                                   /s/ Roger W. Crandall

                                   Roger W. Crandall
                                   Chairman

                       MASSMUTUAL PARTICIPATION INVESTORS
                    Notice of Annual Meeting of Shareholders

To the Shareholders of
MassMutual Participation Investors:

     The Annual Meeting of Shareholders of MassMutual Participation Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 21, 2006, at 1:00 p.m., Eastern Time, for the following purposes:

     (1) to elect Roger W. Crandall and Martin T. Hart as Trustees for three-year terms, and until their respective successors are duly elected and qualified; and

     (2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     Holders of record of the shares of beneficial interest of the Trust at the close of business on February 21, 2006, are entitled to vote at the meeting or any adjournment thereof.

                                   By order of the
                                   Board of Trustees,


                                   /s/ Stephen L. Kuhn

                                   Stephen L. Kuhn
                                   Vice President and Secretary

Springfield, Massachusetts
March 1, 2006

                                PROXY STATEMENT
                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Participation Investors (the "Trust") for use at the Annual Meeting of its Shareholders, to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 21, 2006, at 1:00 p.m., Eastern Time.

     Any person giving a proxy has power to revoke it by mail or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the meeting will be voted in accordance with the instructions contained therein.

     This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notice of Annual Meeting of Shareholders, and proxy card are being mailed on or about March 1, 2006, to shareholders of record on February 21, 2006, the record date. The Trust's principal business office is MassMutual Participation Investors, c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, Suite 600, Springfield, Massachusetts 01115.

     Holders of the shares of beneficial interest of the Trust ("shares") of record at the close of business on February 21, 2006 will be entitled to one vote per share on all business of the meeting and any adjournments. There were 9,763,330 shares outstanding on the record date. To the best knowledge of the Trust, MassMutual is the only beneficial owner of more than 5% of the outstanding shares of the Trust. MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of the Trust by reason of its owning a $12,000,000 Senior Fixed Rate Convertible Note due December 13, 2011 (the "Note") issued by the Trust. MassMutual, at its option, can convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

     Pursuant to the Trust's By-Laws, the presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. A plurality of votes cast is required to elect Trustees. Thus, the two nominees for election as Trustees at the Annual Meeting who receive the greatest number of votes properly cast for the election of trustees shall be elected Trustees.

     Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which

(i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions and broker non-votes have no effect on the outcome of the proposal so long as a quorum is present.

                            (1) ELECTION OF TRUSTEES

     The Board of Trustees is currently comprised of eight Trustees with terms expiring in 2006, 2007, and 2008. The terms of Roger W. Crandall and Martin T. Hart expire this year. The Trust's Nominating Committee nominated Mr. Hart for reelection as an independent Trustee to the Board of Trustees for a three-year term. Upon the recommendation of the Nominating Committee, the Board of Trustees nominated Mr. Crandall for election to the Board of Trustees for a three-year term. Mr. Crandall was appointed as a Trustee and elected Chairman of the Board of Trustees in 2005 to fill the vacancy created by the resignation of Stuart H. Reese. All nominees, if elected, are to serve their respective terms, and until each of their successors is duly elected and qualified.

INFORMATION CONCERNING TRUSTEES, NOMINEES FOR TRUSTEE AND OFFICERS OF THE TRUST

     Set forth below after the name of each nominee for Trustee, and for each Trustee whose term will continue after this meeting, is his or her present office with the Trust; age; term of office and length of such term served; principal occupation during the past five years; certain other of the Trustees' directorships; and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of the Trust's Executive Officers, with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.

     For purposes of the following Trustee tables, the term "fund complex" includes the Trust, MassMutual Corporate Investors, MassMutual Premier Funds, MML Series Investment Fund, MML Series Investment Fund II, and MassMutual Select Funds.

                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND            OTHER DIRECTORSHIPS
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX             HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Roger W. Crandall* (41)       Trustee        3 years/      Executive Vice               2     Trustee, Chairman (since 2005),
                              (since 2005)   7 months**    President and Chief                President (2003-2005), and Vice
Massachusetts Mutual                                       Investment Officer                 President (2002-2003), of the Trust;
Life Insurance Company        Chairman       1 year/       (since 2005) of                    Director (since 2004), Babson Capital
1295 State Street             (since 2005)   7 months***   MassMutual; and                    Europe Limited (an institutional
Springfield, MA 01111                                      Chairman (since 2005),             debt-fund manager); Director (since
                                                           Vice Chairman (2005),              2005), Babson Capital Japan KK (a
NOMINEE                                                    Member of the Board of             Japanese registered investment
FOR TRUSTEE                                                Managers (since 2004),             adviser); Non-Executive Director
                                                           Director (2003-2004),              (since 2005), Baring Asset Management
                                                           and Managing Director              Limited (an investment
                                                           of Babson Capital                  manager/adviser); Chairman (since
                                                           (2000-2005).                       2005), Cornerstone Real Estate
                                                                                              Advisers LLC (an investment adviser);
                                                                                              Director (since 1996), HYP Management
                                                                                              LLC (LLC manager); Director (since
                                                                                              2003), MassMutual Corporate Value
                                                                                              Partners Limited (investment company);
                                                                                              Director (since 2003), MassMutual
                                                                                              Corporate Value Limited (investment
                                                                                              company); Director (since 2005),
                                                                                              MassMutual Holdings (Bermuda) Ltd.
                                                                                              (holding company); Director (since
                                                                                              2005), MassMutual Holding MSC, Inc.
                                                                                              (holding company); Director (since
                                                                                              1996), MMHC Investment LLC (investment
                                                                                              company); Director (since 2004), MML
                                                                                              Assurance, Inc. (a New York insurance
                                                                                              company); Director (since 2005),
                                                                                              Oppenheimer Acquisition Corp. (holding
                                                                                              company); Director (since 2004),
                                                                                              Jefferies Babson Finance LLC (a joint
                                                                                              venture between Jefferies Group Inc.
                                                                                              and Babson Capital); Director (since
                                                                                              2004), Great Lakes LLC (investment
                                                                                              company); Director (since 1999), SAAR
                                                                                              Holdings CDO Ltd. (investment
                                                                                              company); Trustee (since 2003),
                                                                                              President (2003- 2005), and Chairman
                                                                                              (since 2005), MMCI Subsidiary Trust
                                                                                              and MMPI Subsidiary Trust; and Trustee
                                                                                              (since 2005), Chairman (since 2005),
                                                                                              President (2003-2005), and Vice
                                                                                              President (2002-2003), of MassMutual
                                                                                              Corporate Investors (closed-end
                                                                                              investment company advised by Babson
                                                                                              Capital).

*   Mr. Crandall is an "interested person" of the Trust and Babson Capital (as defined by the 1940 Act) because of his position as an Officer of the Trust; an executive officer of MassMutual; and Chairman and Member of the Board of Managers of Babson Capital.

**  Mr. Crandall was appointed to the Board of Trustees on July 15, 2005 to fill the vacant seat created by the resignation of
    Stuart H. Reese, the term of which expires in 2006.

*** Mr. Crandall was elected Chairman of the Board of Trustees on July 15, 2005.

                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND            OTHER DIRECTORSHIPS
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX             HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Joyal* (61)         Trustee        3 years/      President (2001-2003),      33     President (1999-2003) and Trustee
                              (since 2003)   1 year,       Managing Director                  (since 2003), of the Trust; Director
MassMutual                                   10 months     (2000-2001), and                   (since 2006), Jefferies Group Inc.
Participation Investors                                    Executive Director                 (global investment bank and
1500 Main Street                                           (1999-2000) of Babson              institutional securities firm);
Suite 600                                                  Capital; and Executive             Director (since 2005), York Enhanced
Springfield, MA 01115                                      Director (1997-1999) of            Strategies Fund (a closed-end
                                                           MassMutual.                        investment company); Director (since
                                                                                              2003), Pemco Aviation Group, Inc.
                                                                                              (aircraft maintenance and overhaul);
                                                                                              Trustee (since 2003), MassMutual
                                                                                              Select Funds, formerly MassMutual
                                                                                              Institutional Funds, (an open-end
                                                                                              investment company advised by
                                                                                              MassMutual); Trustee (since 2003), MML
                                                                                              Series Investment Fund (an open-end
                                                                                              investment company advised by
                                                                                              MassMutual); Trustee (1998-2003),
                                                                                              Senior Vice President (1998-2001), and
                                                                                              President (2001-2003), MMCI Subsidiary
                                                                                              Trust and MMPI Subsidiary Trust; and
                                                                                              President (1999-2003), Trustee (since
                                                                                              2003), MassMutual Corporate Investors
                                                                                              (closed-end investment company advised
                                                                                              by Babson Capital).

*   Mr. Joyal retired as President of Babson Capital in June 2003. He continues to serve as a director or trustee of several entities affiliated with MassMutual, Babson Capital's indirect parent company. Accordingly, the Trust classifies Mr. Joyal as an
    "interested person" of the Trust and Babson Capital (as defined by the 1940 Act).

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND            OTHER DIRECTORSHIPS
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX             HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Michael H. Brown (49)         Trustee        3 years/      Private Investor;            2     Trustee (since 2005), MassMutual
                              (since 2005)   7 months*     and Managing Director              Corporate Investors (a closed-end
MassMutual                                                 (1994-2005),                       investment company advised by Babson
Participation Investors                                    Morgan Stanley.**                  Capital).
1500 Main Street
Suite 600
Springfield, MA 01115













*   Mr. Brown was elected by the Board of Trustees to fill a newly created board seat on July 15, 2005.

**  Prior to his election as a Trustee of the Trust, Mr. Brown was an employee of Morgan Stanley. During 2003 and 2004, Mr. Brown's
    business line served as placement agent for two funds of collateralized loan obligations advised by Babson Captial for which
    Morgan Stanley was paid less than $15 million in placement agency fees.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND            OTHER DIRECTORSHIPS
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX             HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Jack A. Laughery (71)         Trustee        3 years/      President and Partner        2     Director (since 1993), Papa John's
                              (since 1996)   10 months     (since 1996),                      International (food service
MassMutual                                                 Laughery Investments               companies); and Trustee (since 1996),
Participation Investors                                    (private investments).             MassMutual Corporate Investors
1500 Main Street                                                                              (closed-end investment company advised
Suite 600                                                                                     by Babson Capital).
Springfield, MA 01115





Corine T. Norgaard (68)       Trustee        3 years/      President, (2004-2005),     32     Trustee (since 2005), MML Series
                              (since 1998)   10 months     Thompson Enterprises               Investment Fund II (an open-end
MassMutual                                                 Real Estate Investment;            investment company advised by
Participation Investors                                    and Dean (1996-2004),              MassMutual); Trustee (since 2004),
1500 Main Street                                           Barney School of                   MassMutual Premier Funds, formerly The
Suite 600                                                  Business, University of            DLB Fund Group (an open-end investment
Springfield, MA 01115                                      Hartford.                          company advised by MassMutual);
                                                                                              Trustee (since 1993), ING Series Fund
                                                                                              (investment company); Director (since
                                                                                              1992), ING Variable Series Fund; and
                                                                                              Trustee (since 1998), MassMutual
                                                                                              Corporate Investors (a closed-end
                                                                                              investment company advised by Babson
                                                                                              Capital).

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND            OTHER DIRECTORSHIPS
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX             HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Donald E. Benson* (75)        Trustee        3 years/      Executive Vice President     2     Director (since 1997), MAIR Holdings,
                              (since 1988)   1 year,       and Director (since 1992),         Inc. (commuter airline holding
MassMutual                                   10 months     Marquette Financial                company); Director (since 1997),
Participation Investors                                    Companies (financial               National Mercantile Bancorp (bank
1500 Main Street                                           services); Partner (since          holding company); and Trustee (since
Suite 600                                                  1996), Benson Family               1986), MassMutual Corporate Investors
Springfield, MA 01115                                      Limited Partnership No. 1          (closed-end investment company advised
                                                           and Benson Family                  by Babson Capital).
                                                           Limited Partnership No. 2
                                                           (investment partnerships);
                                                           and Partner (1987-2004),
                                                           Benson, Pinckney, Oates
                                                           Partnership (building
                                                           partnership).


Donald Glickman (72)          Trustee        3 years/      Chairman (since 1992),       2     Director (since 1984), Monro Muffler
                              (since 1992)   1 year,       Donald Glickman and                Brake, Inc. (automobile repair
MassMutual                                   10 months     Company, Inc.                      service); Director (since 1998), MSC
Participation Investors                                    (investment banking);              Software, Corp. (simulation software);
1500 Main Street                                           and Partner (since 1992),          Director (2002-2006), OAOT, Inc. (ITC
Suite 600                                                  J.F. Lehman & Co.**                Services); and Trustee (since 1992),
Springfield, MA 01115                                      (private investments).             MassMutual Corporate Investors
                                                                                              (closed-end investment company advised
                                                                                              by Babson Capital).





*   Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2, which owns 0.86% ($1,124,997 in value) of MassMutual High Yield Partners II LLC and 1.80% ($1,020,153 in value) of Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

**  MassMutual and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman serve as the general partner and adviser and as such hold a carried interest. During the past two fiscal years MassMutual and its affiliates have paid approximately $296,600 in management fees attributable to the investments in the limited partnerships.

                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   PORTFOLIOS
                                POSITION      OFFICE TERM/      PRINCIPAL           OVERSEEN
       NAME (AGE)               WITH THE       LENGTH OF    OCCUPATION(S) DURING    IN FUND            OTHER DIRECTORSHIPS
        ADDRESS                   FUND        TIME SERVED      PAST 5 YEARS         COMPLEX             HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Martin T. Hart* (70)          Trustee        3 years/      Private Investor; and        2     Director (since 2004), Texas
                              (since 1991)   2 years,      President and Director             Roadhouse, Inc. (operates restaurant
MassMutual                                   10 months     (since 1983), H Investment         chain); Director (since 1999),
Participation Investors                                    Company LLC                        ValueClick Inc. (internet advertising
1500 Main Street                                           (family partnership).              company); Director (since 2002),
Suite 600                                                                                     Spectranetics Corp. (medical device
Springfield, MA 01115                                                                         company); and Trustee (since 1991),
                                                                                              MassMutual Corporate Investors
NOMINEE FOR TRUSTEE                                                                           (closed-end investment company advised
                                                                                              by Babson Capital).








*   Mr. Hart owns 0.878% ($1,217,352 in value) of MassMutual High Yield Partners II LLC and 0.90% ($586,936 in value) of MassMutual
    Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
Clifford M. Noreen (48)       President       1 year/         President (since 2005), Vice President (1993-2005) of the Trust;
                                              7 months        Managing Director (since 2000) of Babson Capital; Managing Director
MassMutual                                                    (1996-1999) of MassMutual; Trustee (since 2005), and President (since
Participation Investors                                       2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; and President
1500 Main Street                                              (since 2005), Vice President (1993-2005), MassMutual Corporate
Suite 600                                                     Investors.
Springfield, MA 01115


Stephen L. Kuhn (59)          Vice President, 1 year/         Vice President and Secretary (since 1988), and Chief Legal Officer
                              Secretary, and  7 months        (since 2003) of the Trust; Senior Vice President (since 1999), Deputy
MassMutual                    Chief Legal                     General Counsel (since 1998), and Secretary (since 2005) of
Participation Investors       Officer                         MassMutual; General Counsel and Secretary (2000-2006) of Babson
1500 Main Street                                              Capital; Secretary (since 1998), MMCI Subsidiary Trust and MMPI
Suite 600                                                     Subsidiary Trust; and Vice President (since 1989), Secretary (since
Springfield, MA 01115                                         1980) and Chief Legal Officer (since 2003), MassMutual Corporate
                                                              Investors.


James M. Roy (43)             Vice President  1 year/        Vice President and Chief Financial Officer (since 2005), Treasurer
                              and Chief       7 months       (2003-2005), and Associate Treasurer (1999-2003) of the Trust;
MassMutual                    Financial Officer              Managing Director (since 2005), and Director (2000-2005) of Babson
Participation Investors                                      Capital; Associate Director (1996-1999) of MassMutual; Trustee (since
1500 Main Street                                             2005), Treasurer (since 2005), and Controller (2003-2005), MMCI
Suite 600                                                    Subsidiary Trust and MMPI Subsidiary Trust; and Vice President and
Springfield, MA 01115                                        Chief Financial Officer (since 2005), Treasurer (2003-2005) and
                                                             Associate Treasurer (1999-2003), MassMutual Corporate Investors.





                                                        OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                                POSITION      OFFICE TERM/                                  PRINCIPAL
       NAME (AGE)               WITH THE       LENGTH OF                               OCCUPATION(S) DURING
        ADDRESS                   FUND        TIME SERVED                                  PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
John T. Davitt, Jr. (38)      Comptroller     1 year/        Comptroller (since 2001) of the Trust; Director (since 2000) of Babson
                                              7 months       Capital; Associate Director (1997-1999) of MassMutual; Controller
MassMutual                                                   (since 2005), MMCI Subsidiary Trust and MMPI Subsidiary Trust; and
Participation Investors                                      Comptroller (since 2001), MassMutual Corporate Investors.
1500 Main Street
Suite 600
Springfield, MA 01115


Melissa M. LaGrant (32)       Chief           6 months/      Chief Compliance Officer (since 2006) of the Trust; Managing Director
                              Compliance      1 month*       (since 2005) of Babson Capital; Vice President and Senior Compliance
MassMutual                    Officer                        Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; Assistant
Participation Investors                                      Vice President-Business Risk Management Group (2002-2003), and
1500 Main Street                                             Assistant Vice President-Investment Compliance (2001-2002), Zurich
Suite 600                                                    Scudder Investments/Deutsche Asset Management; and Chief Compliance
Springfield, MA 01115                                        Officer (since 2006), MassMutual Corporate Investors.



Laura L. Grant (33)           Treasurer       1 year/        Treasurer (since 2005) of the Trust; Associate Director (since 2000)
MassMutual                                    7 months       of Babson Capital; and Treasurer (since 2005), MassMutual Corporate
Participation Investors                                      Investors.
1500 Main Street
Suite 600
Springfield, MA 01115



*   Melissa LaGrant was elected Chief Compliance Officer by the Board on January 20, 2006 to fill the vacancy created by Mary Ellen
    Wesneski's resignation as Chief Compliance Officer on November 18, 2005.

SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS

     Set forth below is information concerning beneficial ownership, as of December 31, 2005, of the Trust's shares by each Trustee, nominee for Trustee, and the Trust's Trustees, nominees for Trustee and Executive Officers as a group.

                      BENEFICIAL OWNERSHIP OF TRUST SHARES
                               DECEMBER 31, 2005*
        ---------------------------------------------------------------------
        NAME OF                        SHARES                   PERCENTAGE OF
        INDIVIDUAL                     BENEFICIALLY             OUTSTANDING
        OR GROUP                       OWNED*                   SHARES OWNED
        --------                       ------                   ------------

        D. Benson                       9,434                         **
        M. Brown                        1,000                         **
        R. Crandall                       800A                        **
        D. Glickman                     2,540                         **
        M. Hart                        44,438                       0.46%
        R. Joyal                       18,581                       0.19%
        J. Laughery                     6,333AA                       **
        C. Norgaard                     1,756AAA                      **

        All Trustees, Nominees
        and Executive Officers
        as a Group                    104,858                       1.07%
-------------------
* This information, not being within the knowledge of the Trust, has been furnished by each nominee, Trustee and executive officer as of December 31, 2005. Beneficial ownership has been determined in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the shares beneficially owned by them. Fractional shares not reported.
**  Less than one-tenth of one percent not listed
A Mr. Crandall has shared voting and investment power with respect to the shares listed in the table above.
AA Includes 3333 shares owned by Mr. Laughery's wife with respect to which he disclaims beneficial ownership.
AAA Ms. Norgaard has shared voting and investment power with respect to 900 of the shares listed in the table above.

     The table below sets forth information regarding the beneficial ownership*** of the Trust's shares by each Trustee and Nominee based on the market value of such shares as of December 31, 2005.

      DOLLAR RANGES OF SHARES OWNED BY TRUSTEES AND NOMINEES FOR TRUSTEE
      ------------------------------------------------------------------

      NAME OF                 DOLLAR RANGE            AGGREGATE DOLLAR RANGE
      NOMINEE/                OF SHARES               OF SHARES IN THE FAMILY
      TRUSTEE                 IN THE TRUST            INVESTMENT COMPANIES
      -------                 ------------            --------------------
      D. Benson               Over $100,000           Over $100,000
      M. Brown                $50,001-$100,000        $50,001-$100,000
      R. Crandall             Over $100,000           Over $100,000
      D. Glickman             $10,001-$50,000         Over $100,000
      M. Hart                 Over $100,000           Over $100,000
      R. Joyal                Over $100,000           Over $100,000
      J. Laughery             $50,001-$100,000        Over $100,000
      C. Norgaard             $10,001-$50,000         $10,001-$50,000
-------------------
*** Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF THE BOARD OF TRUSTEES

     The Board of Trustees has an Audit Committee, a Joint Transactions Committee, and a Nominating Committee.

     The Audit Committee is comprised exclusively of Trustees who are not "interested persons" of the Trust and operates pursuant to a written Audit Committee Charter, a copy of which is set forth as Appendix A and which is also available on the Trust's website, www.babsoncapital.com/mpv. The present members of the Audit Committee are Donald E. Benson (Chairman), Martin T. Hart, and Corine T. Norgaard. Each member of the Audit Committee qualifies as an "independent" Trustee under the current listing standards of the New York Stock Exchange (the "Listing Standards") and the rules of the U.S. Securities and Exchange Commission ("SEC"). In accordance with the SEC's rules implementing
Section 407 of the Sarbanes-Oxley Act of 2002, and upon due consideration of the qualifications of each member of the Trust's Audit Committee, the Board designated Mr. Benson as the Trust's Audit Committee Financial Expert.

     In accordance with the standards set forth in the Audit Committee Charter, the Audit Committee is responsible for: financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of the Trust's independent accountants; certain financial and accounting oversight matters; and certain other matters as set forth in the Audit Committee Charter. The Audit Committee also supervises investigations into matters relating to audit function and performs other duties as required by applicable law or regulation. During the twelve months ended December 31, 2005, the Audit Committee held eight meetings.

     The Joint Transactions Committee is comprised of all of the Trust's Trustees who are not "interested persons" of the Trust. This Committee reviews certain joint investment transactions between the Trust and MassMutual. This Committee acts primarily by written consent (eleven consents were executed by Committee members, approving sixteen investments during the past fiscal year). The Committee also met informally four times during the year in conjunction with the quarterly meetings of the Trust's Board of Trustees (approving seven investments during the past fiscal year).

     The Trust's Nominating Committee currently is comprised of the following
Trustees: Donald E. Benson, Donald Glickman, Martin T. Hart, Jack A. Laughery (Chairman), and Corine T. Norgaard, none of whom is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). A current copy of the Nominating Committee's Charter can be found on the Trust's website, www.babsoncapital.com/mpv. This Committee met twice during fiscal year 2005.

     The Nominating Committee is responsible for identifying and nominating individuals to serve as Trustees who are not "interested persons" of the Trust ("independent Trustees"). The Nominating Committee Charter contemplates that all nominees for independent Trustees have a college degree or, in the judgment of the

Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Committee's (or the Board's) perceptions about future issues and needs.

     When the Board has or expects to have a vacancy for an independent Trustee, the Nominating Committee will consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate. Shareholders' recommendations to fill vacancies on the Board for independent Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.

     During the past fiscal year, the Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call).

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND TRUSTEES

     Pursuant to the Investment Advisory and Administrative Services Contract between the Trust and Babson Capital (the "Contract"), Babson Capital paid (and will continue to pay) the compensation and expenses of the Trust's officers and of all Trustees of the Trust who were officers or employees of Babson Capital, with the exception of Messrs. Crandall and Kuhn, and Mr. John E. Deitelbaum, whose compensation and expenses were paid (and will continue to be paid) by MassMutual.

     Trustees who are not officers or employees of MassMutual or Babson receive fees paid by the Trust of $1,250 for each Trustees' meeting ($625 for each meeting conducted by telephone conference call) which they attend and annual Trustees' fees of $8,000. Members of the Audit Committee and Nominating Committee receive an additional fee of $1,000 per meeting attended, including meetings conducted by telephone. Pursuant to a deferred compensation plan, Trustees may defer receipt of their fees until their retirement from the Board or some other time at their election. The aggregate direct remuneration of these Trustees and reimbursement of their out-of-pocket expenses paid by the Trust during the fiscal year ended December 31, 2005 was $120,957.

     The following table discloses the compensation paid to the Trust's independent Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2005. Each of the independent Trustees also serves as a Trustee of one other closed-end investment company, MassMutual Corporate Investors, managed by Babson Capital. Ms. Norgaard also serves as a Trustee of two open-end investment companies, MassMutual Premier Funds and MML Series Investment Fund II, both of which are managed by MassMutual, the ultimate parent of Babson Capital. (The Trust, MassMutual Corporate Investors, MassMutual Premier Funds, and MML Series Investment Fund II, are collectively referred to in the table below as the "Fund Complex"). The Trustees do not receive pension or retirement benefits.

                                                             TOTAL
                                       AGGREGATE          COMPENSATION
          NAME OF                     COMPENSATION         FROM FUND
          TRUSTEE                    FROM THE TRUST         COMPLEX
          -------                    --------------         -------

          Donald E. Benson              $  23,625          $  54,625
          Michael H. Brown                  7,125             18,125
          Donald Glickman                  15,000             37,000
          Martin T. Hart                   23,625             54,625
          Jack A. Laughery                 14,375             35,375
          Corine T. Norgaard               23,625            132,125
          Steven A. Kandarian*              4,250             23,500
                                        ---------          ---------
          Total                         $ 111,625          $ 355,375
                                        =========          =========

* Mr. Kandarian resigned as a Trustee of the Trust, MassMutual Corporate Investors and MassMutual Premier Funds in 2005.

                             AUDIT COMMITTEE REPORT

          The Audit Committee oversees the Trust's financial reporting process on behalf of the Board of Trustees and operates under a written Charter adopted by the Board of Trustees. The Audit Committee meets with the Trust's management ("Management") and independent public accountants and reports the results of its activities to the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management advised that the Trust's financial statements were prepared in conformity with generally accepted accounting principles.

     Accordingly, the Audit Committee has:

          o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2005 with Management and KPMG LLP, the Trust's independent public accountant;

          o Discussed with KPMG LLP those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards); and

          o Received the written disclosure and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

          The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2005 and 2004 for the Trust and for the non-audit services provided to Babson, and Babson's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services were compatible with maintaining the principal accountant's independence.

          In reliance on the reviews and discussions referred to above, the Audit Committee presents this Report to the Trust's Board of Trustees and recommends that the Board of Trustees (1) include the December 31, 2005 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2005, and (2) file such Annual Report with the Securities and Exchange Commission and the New York Stock Exchange.

          The Audit Committee appointed the firm of KPMG LLP as the Trust's auditors of the Trust for the fiscal year ending December 31, 2006, and, in connection therewith, KPMG LLP will prepare all of the Trust's tax returns for the fiscal year ending December 31, 2006.

     SUBMITTED BY THE AUDIT COMMITTEE OF THE
     BOARD OF TRUSTEES

          DONALD E. BENSON, Audit Committee Chair
          MARTIN T. HART, Audit Committee Member
          CORINE T. NORGAARD, Audit Committee Member

     FEBRUARY 6, 2006

     The Board of Trustees reviewed this Report and approved the audited financial statements for publication in the Trust's Annual Report.

                        THE TRUST'S INDEPENDENT AUDITORS

     KPMG LLP ("KPMG") audited the financial statements of the Trust, Babson Capital, and MassMutual for the fiscal year ended December 31, 2005. KPMG's audit report for the Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the forthcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit the Trust's 2006 financial statements and prepare the Trust's 2006 tax return.

                       FEES PAID TO INDEPENDENT AUDITORS

                          (1) FEES BILLED TO THE TRUST
          ----------------------------------------------------------------

                                      KPMG LLP               KPMG LLP
                                     YEAR ENDED             YEAR ENDED
                                  DECEMBER 31, 2005      DECEMBER 31, 2004
                                  -----------------      -----------------

          Audit Fees                  $  39,000              $  32,500
          Audit-Related Fees              5,200                  5,000
          Tax Fees                       32,900                 33,500
          All Other Fees                      0                      0
                                      ---------              ---------
          Total Fees                  $  77,100              $  71,000
                                      =========              =========

                          (2) NON-AUDIT FEES BILLED TO
                         BABSON CAPITAL AND MASSMUTUAL
          ----------------------------------------------------------------

                                      KPMG LLP               KPMG LLP
                                     YEAR ENDED             YEAR ENDED
                                  DECEMBER 31, 2005      DECEMBER 31, 2004
                                  -----------------      -----------------
          Audit-Related Fees          $1,271,816            $  362,400
          Tax Fees                             0                     0
          All Other Fees                       0               400,000
                                      ----------            ----------
          Total Fees                  $1,271,816            $  762,400
                                      ==========            ==========


     The category "Audit Related Fees" reflects fees billed by KPMG for services reasonably related to the audit and tax services rendered to the Trust, Babson Capital, and MassMutual, such as SAS 70 review, a Sarbanes-Oxley Readiness Assessment and agreed upon procedures reports. Preparation of Federal, state and local income tax and compliance work are representative of the fees billed in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for tax consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Trust's Audit Committee to establish a preapproval policy for certain services rendered by the Trust's independent accountants. During 2005, the Trust's Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

     The 2004 fees billed represent final 2004 amounts, which may differ from the preliminary figures available as of the publication date of the Trust's 2005 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trust's 2005 Proxy Statement, but are now properly included in the 2004 fees billed to the Trust, Babson Capital, and MassMutual.

                               (2) OTHER BUSINESS

     The Board of Trustees knows of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                               INVESTMENT ADVISER

     Babson Capital provides investment management and certain administrative services to the Trust pursuant to the Contract.

     Babson Capital, an SEC registered investment adviser since 1940, currently has over $92 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, institutional investors (such as insurance companies, pension plans, endowments, and foundations), and high net worth investors. MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are located at 1295 State Street, Springfield, Massachusetts, 01111. Babson Capital has an office at 1500 Main Street, Suite 1100, in Springfield, Massachusetts, 01115, and its principal office is located at Independence Wharf, 470 Atlantic Avenue, Boston, Massachusetts 02210.

                        CERTAIN ADMINISTRATIVE SERVICES

     MassMutual indirectly provides certain administrative services to the Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation, and other services provided to Babson Capital, the Trust's investment adviser. MassMutual's principal business address is 1295 State Street, Springfield, MA, 01111.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Trust's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of the Trust are required to file forms reporting their affiliation with the Trust and reports of ownership and changes in ownership of the Trust's securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trust, the Trust believes that each of its Trustees and relevant officers, Babson Capital, and relevant affiliated persons have complied with all applicable filing requirements during the Trust's fiscal year ended December 31, 2005, except that Michael T. Rollings and David Brennan of Babson Capital each inadvertently filed a late Form 3. Additionally, one Form 5 filing was made in 2006 by Ms. Norgaard to disclose an inadvertently unreported 2004 transaction in Trust shares.

               PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH
                             THE BOARD OF TRUSTEES

     Any Shareholder intending to present a proposal at the Annual Meeting to be held in 2007 who wishes to have such proposal included in the Trust's proxy material for that meeting, should forward the written proposal to the Trust,
Attention: Secretary. Proposals must be received on or before November 1, 2006, to be considered for inclusion in the Trust's proxy material for its 2007 Annual Meeting.

     Pursuant to procedures approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons of the Trust" as defined in Section 2(a)(19) of the 1940 Act, Shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the Trust's Chief Financial Officer at mpvmailbox@massmutual.com. When writing to the Trust's Board, Shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.

                             ADDITIONAL INFORMATION

     Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers in person, by telephone or by facsimile will be borne by the Trust. In addition, the Trust may retain an outside firm to solicit proxies, which would involve additional expenses, payable by the Trust. If the Trust does retain such an outside firm, the anticipated cost would be approximately $14,000. The Trust will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of the Trust's Shareholders.

     The Trust will arrange for at least one Trustee to attend its 2006 Annual Meeting of Shareholders; encourages all of its Trustees to attend its Annual Meetings of Shareholders; and will endeavor to arrange Annual Meetings of Shareholders on the same date as a Board of Trustees meeting to facilitate such attendance. Six of the Trust's Trustees attended the April 22, 2005 Annual Meeting.

     If any Shareholders desire additional information about the matters proposed for action, management will be glad to hear from them and to provide further information.

                                 ANNUAL REPORT

     THE ANNUAL REPORT OF THE TRUST FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2005, INCLUDING FINANCIAL STATEMENTS, A SCHEDULE OF THE TRUST'S INVESTMENTS AS OF SUCH DATE AND OTHER DATA, WAS MAILED ON OR ABOUT MARCH 1, 2006, TO ALL SHAREHOLDERS OF RECORD. ANY SHAREHOLDER MAY REQUEST A COPY OF THE ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT, WHICH WILL BE FURNISHED WITHOUT CHARGE, BY CALLING (TOLL-FREE) THE TRUST'S TRANSFER AGENT, SHAREHOLDER FINANCIAL SERVICES, INC., AT 1-800-647-7374.

                                       By order of the
                                       Board of Trustees,


                                       /s/ Stephen L. Kuhn

                                       Stephen L. Kuhn
                                       Vice President and Secretary
1500 Main Street
Springfield, Massachusetts 01115
March 1, 2006

                                   APPENDIX A

                       MASSMUTUAL PARTICIPATION INVESTORS

                          SECTION B - FUND GOVERNANCE
                          MMPI AUDIT COMMITTEE CHARTER
                          ----------------------------

                             ADOPTED APRIL 28, 2000
                      AMENDED AND RESTATED JULY 15, 2005,
                      AS FURTHER AMENDED JANUARY 20, 2006

1. COMPOSITION.

     (a) The Audit Committee (the "Committee") shall be composed of not less than three Trustees who are elected by a majority of the full Board of Trustees. Each Committee member shall be:

          (i)     a member of the Trust's Board of Trustees;

          (ii) an independent Trustee as defined by the applicable rules of the New York Stock Exchange (the "NYSE") and the Investment Company Act of 1940, as amended;

          (iii) financially literate as such qualification is interpreted by the Trust's Board of Trustees, or become financially literate within a reasonable period of time after his or her appointment to the Committee; and

          (iv) at least one member of the Committee shall possess accounting or related financial management expertise as determined by the business judgment of the Trust's Board of Trustees.

     (b) The Trust's Board of Trustees shall determine whether at least one member of the Committee is an audit committee financial expert ("the Audit Committee Financial Expert") under applicable U.S. Securities and Exchange Commission rules. The Trust's Audit Committee Financial Expert is not an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act. The designation of a member of the Committee as an Audit Committee Financial Expert does not: (i) impose on that member any duties, obligations or liability that are greater than the duties, obligations and liability imposed on that member as a member of the Committee and Board of Trustees; and (ii) affect the duties, obligations or liability of any other member of the Committee or Board of Trustees.

2. PURPOSES.

The Committee's role is one of oversight. The Trust's adviser/management is responsible for the preparation, presentation and integrity of the Trust's financial statements and maintenance of appropriate systems for accounting and internal control. The Trust's Independent Registered Public Accounting Firm (the "Independent Accountants") are responsible for planning and conducting proper audits and reviews of the Trust's financial statements including gaining an understanding of the internal controls to determine their sufficiency for relying on the financial statements. Each member of the Committee shall be entitled to rely on the accuracy of the financial and other information provided, and the representations made, to the Committee by the Trust's Independent Accountants, its management and its investment adviser (including the adviser's internal auditor) or its affiliates.

The Committee assists the Board of Trustees in its oversight of the:

     (a) integrity, quality and objectivity of the Trust's financial statements and its accounting and financial reporting policies and practices;

     (b) soundness of the Trust's systems of internal controls regarding finance and accounting compliance;

     (c)  independence and qualifications of the Trust's Independent
          Accountants;

     (d) performance of the Adviser's limited internal audit coverage of the Trust; and

     (e) Trust's compliance with audit and accounting related legal and regulatory requirements including, but not limited to, requirements related to any codes of ethics adopted pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 and matters referred to under the heading "Legal and Compliance Matters" of this Charter.

3. AUTHORITY.

To carry out its purposes, the Committee shall have the following powers and, to the extent imposed by applicable law or regulation, duties:

Financial Statement and Disclosure Matters

     (a) to review and discuss the Trust's annual financial statements with its adviser/management and the Independent Accountants, including matters required to be discussed by SAS 61, as amended, or any successor or corollary accounting pronouncements;

     (b) to review and discuss the Trust's quarterly financial statements with the Trust's adviser/management and with the Trust's Independent Accountants (at such time as such quarterly financial statements are required to be audited or reviewed by the Independent Accountants);

     (c) to review and discuss the Trust's press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (including, but not limited to, net asset value and distributions) with the Trust's management;

     (d) to meet with the Trust's management, Independent Accountants, or the adviser's internal auditors, including private meetings as necessary or appropriate, to review any material issues regarding accounting principles and financial statement presentations, including any significant changes in the Trust's selection or application of accounting principles, and major issues as to the adequacy of the Trust's internal controls and any special audit procedures adopted in light of material control deficiencies, if any. Such reviews may consider:

          (1) all critical accounting policies and practices to be used by the Trust;

          (2) significant financial reporting issues and judgments made in connection with the preparation of the Trust's financial statements, including any alternative accounting or disclosure treatments that have been discussed with the Trust's adviser/management; and

          (3) any other material communications between the Independent Accountants and the Trust's adviser/management.

     (e) to review any reported audit problems or other difficulties (including, but not limited to, any fraud, whether or not material, encountered during the course of the audit process) and the adviser/management's responses thereto with the Trust's Independent Accountants;

     (f) to resolve any reported disagreements between the Trust's Independent Accountants and its adviser/management regarding financial reporting;

     (g) to discuss the independent accountants' report on the Trust's system of internal control required to be filed with its Form N-SAR;

Matters Related to Oversight of the Trust's Relationship with its Independent Accountants

     (h) to appoint or replace the Trust's Independent Accountants (subject to shareholder ratification, if applicable) and, in connection therewith, have the sole authority to approve the relevant engagement letter and audit engagement fees and terms as well as significant non-audit engagements with the Independent Accountants;

     (i) to approve, in advance, all audit and non-audit services that are not specifically prohibited pursuant to applicable law or regulation provided by the Trust's Independent Accountants to the Trust, and all non-audit services provided to the Trust's investment adviser (and its affiliates) where the nature of the services provided have a direct impact on the operations or financial reporting of the Trust, provided that, no such advance approval shall be required for non-audit services provided pursuant to pre-approval policies as may be adopted by the Committee or are otherwise legally permissible without the Committee's approval;

     (j) to meet with the Trust's Independent Accountants, including private meetings, as necessary (i) to review the arrangements for, and scope of, the annual audit and any special audits, agreed upon procedures or limited reviews; (ii) to discuss any matters of concern brought to their attention relating to the Trust's financial statements, including any adjustments to such statements recommended by the Independent Accountants, or other results of said audit(s); (iii) to consider the Independent Accountants' comments with respect to the Trust's financial policies, procedures and internal accounting controls and its adviser/management's responses thereto; and (iv) to review the form of opinion the Independent Accountants propose to render to the Board of Trustees and shareholders;

     (k) to review, at least annually, the qualifications, performance and independence of the Trust's Independent Accountants. In conducting each annual review the Committee may:

          (1) obtain and review a report by the Trust's Independent Accountants describing:

               (i) the Independent Accounting firm's internal quality control procedures;

               (ii) any material issues raised by the most recent internal quality control review or peer review of the Independent Accounting Firm, or by any inquiry or investigation by governmental or professional authorities, within the past five years, respecting one or more independent audits carried out by the Independent Accounting Firm, and any steps taken to deal with any such issues;and

               (iii) all relationships between the Independent Accountants and the Trust and its investment adviser and affiliates thereof.

          (2) consider the rotation of the lead audit and review partners, or the Independent Accounting Firm itself;

          (3) receive from the Trust's Independent Accountants specific representations regarding their independence consistent with Independent Standards Board Standard No.1, as amended, or any corollary pronouncements, and discuss with the Trust's Independent Accountants any relationships or services that may impact their objectivity or independence; and

          (4) present any observations or conclusions with respect to the Independent Accountants to the Trust's Board of Trustees.

Legal and Compliance Matters

     (l) to review periodically with the Trust's legal counsel, including legal counsel retained by the Committee (if any), any legal matter that could have a material impact on, or related to, the Trust's financial statements;

     (m) to review and approve the Committee reports required to be included in the Trust's annual Proxy Statement;

     (n) to receive the Trust's other filings with the SEC under the Securities and Exchange Act of 1934 including, but not limited to, the Trust's principal executive officer and principal financial officer disclosures concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust's ability to record, process, summarize and report financial data; and (ii) any fraud, whether or not material, that involves its adviser/management or other employees who have a significant role in the Trust's internal controls, and to take such actions as are deemed appropriate in connection therewith;

     (o) to receive an update regarding any material inquiries from regulatory entities and the results, if applicable, or current status of, any regulatory examinations of the Trust, its investment adviser or its affiliates that raises material issues regarding the Trust's financial statements, results of operations, accounting policies or internal controls; and

     (p) to establish procedures for: (i) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal controls or auditing matters and (ii) the confidential, anonymous submission by the Trust's officers and its investment adviser's employees of concerns regarding questionable accounting, internal controls or auditing matters related to the Trust.

4. MEETINGS AND OPERATING MATTERS.

The Committee:

     (a) shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

     (b) shall keep written minutes of its meetings, which minutes shall be maintained with the Trust's books and records;

     (c) shall meet as often as required by law and is empowered to hold special meetings as circumstances require;

     (d) shall schedule and meet periodically in executive session with the Trust's adviser/management, Independent Accountants, internal auditors and legal counsel, including legal counsel retained by the Committee (if any);

     (e) may form and delegate authority to subcommittees or individual members when appropriate;

     (f) shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain the Trust's Independent Accountants, special counsel and other experts or consultants at the expense of the Trust;

     (g)  may perform a review and evaluation of the Committee's performance;

     (h) may review this charter and recommend any changes to the full Board of Trustees; and

     (i) may, notwithstanding the Committee's authority and responsibility as outlined above, perform such additional activities, and consider such other matters, within the scope of its purpose, as stated above, as the Committee of the Board of Trustees deems appropriate.

MASSMUTUAL PARTICIPATION INVESTORS
C/O  BABSON CAPITAL MANAGEMENT LLC
1500 MAIN STREET
SUITE 600
SPRINGFIELD, MA 01115

                                              To vote by Mail

                                              1) Read the Proxy Statement.
                                              2) Check the appropriate boxes on
                                                 the reverse side.
                                              3) Sign and date the proxy card
MASSMUTUAL PARTICIPATION INVESTORS               below.
THIS PROXY IS SOLICITED ON BEHALF             4) Return the proxy card in the
OF THE BOARD OF TRUSTEES                         envelope provided.


The undersigned hereby appoints Stephen L. Kuhn and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Participation Investors (the "Trust") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Friday, April 21, 2006, at 1:00 p.m. Eastern time, and at any adjournments thereof (the "Annual Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

THIS PROXY WILL BE VOTED ON ITEM (2) IN THE SOLE AND ABSOLUTE DISCRETION OF THE PROXY, AND IN THE ABSENCE OF INSTRUCTIONS, THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE ON A MATTER RAISED PURSUANT TO ITEM (2).

                              Address
                              changes:
                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       (If you noted any address changes above,
                                        please mark corresponding box on other
                                                       side.)

                                       Date
                                            ------------------------------------

                        Signature(s)(if held jointly)       (Please sign in box)

                        Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                                                      MMPI 06 KW

                       MASSMUTUAL PARTICIPATION INVESTORS

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X PLEASE DO NOT USE FINE POINT PENS.

1. Election of Trustees                                   For  Withhold  For All
                                                          All    All     Except*
   Nominees for election: (01) Roger W. Crandall and
   (02) Martin T. Hart as Trustees for three-year terms,   0      0        0
   and until their respective successors are duly elected and qualified.

  *To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

2. The proxies are to vote on any other business that may properly come before the Annual Meeting. The proxies are hereby authorized to vote on any other business in their sole and absolute discretion.

                                                             YES      NO

      Please indicate if you plan to attend this meeting.     0        0


For address changes, please check this box and write them
on the reverse side of this card where indicated.                      0



              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.


                                                                      MMPI 06 KW